Exhibit 99.1

SAB Biotherapeutics Announces Private Placement of up to $130 Million to Advance Development of Lead Drug Candidate for Type 1 Diabetes

Funding to support clinical advancement of SAB-142, a potential disease-modifying treatment

Financing led by RA Capital Management, with participation from BVF Partners, Sessa Capital, Commodore Capital, RTW Investments, Marshall Wace, and the JDRF T1D Fund

SIOUX FALLS, S.D., October 2, 2023 (GLOBE NEWSWIRE) – SAB Biotherapeutics (Nasdaq: SABS), a clinical-stage biopharmaceutical company with a novel immunotherapy platform that is developing fully-human anti-thymocyte immunoglobulin (hIgG) for delaying the onset or progression of type 1 diabetes (T1D), today announced the Company has entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell shares of preferred stock in a private placement (the “Offering”). The Offering will provide up to $130 million in gross proceeds to SAB, which will be used to fund the company’s lead research program, SAB-142, a potential disease-modifying treatment for T1D. The full proceeds, when funded, are expected to fund the company through 2026 and topline Phase II results.

The transaction is being led by RA Capital Management, with participation from BVF Partners, Sessa Capital, Commodore Capital, RTW Investments, Marshall Wace, and the JDRF T1D Fund.

SAB will use the funds to clinically advance SAB-142, its lead therapeutic candidate for T1D, which is expected to advance to clinical trials in Q4 2023. SAB-142 is a fully-human alternative to rabbit anti-thymocyte globulin (rATG). SAB-142’s mechanism of action is similar to that of rATG, which has been clinically validated in multiple clinical trials for T1D, demonstrating the ability to slow down disease progression in patients with new or recent onset of Stage 3 T1D.

“We’re pleased to have the support of this world-class syndicate of investors in the field of type 1 diabetes,” said Eddie Sullivan, co-founder, President, and Chief Executive Officer of SAB. “This financing will enable us to advance SAB-142, our disease-modifying immune therapy with the potential for annual redosing to halt diabetes progression, into human trials in the coming months. Our mission is to help shift the T1D treatment paradigm from daily maintenance with devices and exogenous insulin to a disease-modifying approach that offers durable preservation of pancreatic function by addressing the root cause of T1D.”

Two clinical trials have shown that a single, low dose of rATG has demonstrated the ability to modulate the body’s immune response to help slow beta cell destruction and preserve the ability of these cells to generate insulin, which the body needs to regulate blood sugar and carry out all human activities.

SAB-142, like rATG, directly targets multiple immune cells involved in destroying pancreatic beta cells. By stopping immune cells from attacking beta cells, this treatment preserves insulin-producing beta cells. However, most humans treated with rATG develop serum sickness and anti-drug antibodies from exposure to the rabbit-derived antibody. SAB-142 is a human antibody, intended to allow safe, consistent re-dosing for T1D, a lifelong chronic disease, without the potential risk of inducing the major adverse immune reactions that can occur with administration of a fully animal ATG.

“The potential for SAB’s lead therapeutic candidate for T1D to utilize human IgG antibodies without the need for human donors to protect pancreatic cells from autoimmune attacks represents a significant shift in treatment options for people with diabetes,” said Steven St. Peter, M.D., Managing Director of the JDRF T1D Fund, a venture philanthropy fund focused on accelerating life-changing solutions to cure, prevent, and treat type 1 diabetes. “We are pleased to partner with SAB’s strong leadership team and a diverse group of leading life sciences investors to thoughtfully advance this innovative and potentially groundbreaking lead therapy while supporting the Company’s patient-centric mission.”

Chardan served as the exclusive placement agent for the private placement transaction. Raymond James acted as financial advisor. Brookline Capital Markets, a division of Arcadia Securities, LLC, also acted as financial advisor. Milestone Advisors acted as strategic advisor.

ABOUT THE PRIVATE PLACEMENT

Pursuant to the securities purchase agreements, the Company will issue to the Investors an aggregate of up to 130,000 shares of the Company’s preferred stock. The Offering will include several tranches as outlined in the Company’s filings with the SEC (including a current report on Form 8-K being filed on October 2, 2023) and will total up to $130 million in gross proceeds to the Company if all subsequent tranches are executed. In addition, investors, will have the right to exercise warrants to purchase up to an additional 130,000 in shares of the Company’s preferred stock for up to $130 million in additional gross proceeds.

In connection with the Offering, the Company has also agreed to appoint Andrew Moin, Partner and Analyst with Sessa Capital, to the Company’s Board of Directors (the “Board”).

The securities to be issued in connection with the private placement described above are being offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder and have not been registered under the Act or applicable state securities laws. Accordingly, such securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws. The Company has agreed to file a resale registration statement with the U.S. Securities and Exchange Commission (the “SEC”), for purposes of registering the resale of the common stock issued or issuable in connection with the private placement.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

For further information, including a description of the funding structure and timing for the various funding tranches, please see the Company’s current report on Form 8-K to be filed with the SEC.

About SAB Biotherapeutics, Inc.

SAB Biotherapeutics (SAB) is a clinical-stage biopharmaceutical company focused on developing fully human, multi- targeted, high-potency immunoglobulins (IgGs), without the need for human donors or convalescent plasma, to treat and prevent immune and autoimmune disorders. The company’s lead asset, SAB-142, targets type 1 diabetes (T1D) with a disease-modifying therapeutic approach that aims to change the treatment paradigm by delaying onset and potentially preventing disease progression. Using advanced genetic engineering and antibody science to develop Transchromosomic (Tc) Bovine™, the only transgenic animal with a human artificial chromosome, SAB’s DiversitAb™ drug development production system is able to generate a diverse repertoire of specifically targeted, high-potency, fully-human IgGs that can address a wide range of serious unmet needs in human diseases without the need for convalescent plasma or human donors. For more information on SAB, visit: https://www.SAb.bio/.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “to be,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, including the closing of each tranche of the Company’s private placement offering, the timely funding to the Company by each investor in the private placement offering, the development and efficacy of our influenza program, type 1 diabetes program, and other discovery programs, the likelihood that a patent will issue from any patent application, the results, including timing, of the development of SAB-142 and SAB-176 (including any IND filing or proposed clinical trials), financial projections and future financial and operating results (including estimated cost savings and cash runway), the outcome of and potential future government, and other third-party collaborations or funded programs (including negotiations with the DoD).

These statements are based on the current expectations of SAB and are not predictions of actual performance, and are not intended to serve as, and must not be relied on, by any investor as a guarantee, prediction, definitive statement, or an assurance, of fact or probability. These statements are only current predictions or expectations, and are subject to known and unknown risks, uncertainties and other factors which may be beyond our control. Actual events and circumstances are difficult or impossible to predict, and these risks and uncertainties may cause our or our industry’s results, performance, or achievements to be materially different from those anticipated by these forward-looking statements. A further description of risks and uncertainties can be found in the sections captioned “Risk Factors” in our most recent annual report on Form 10-K, as amended, subsequent quarterly reports on Form 10-Q, as may be amended or supplemented from time to time, and other filings with or submissions to, the U.S. Securities and Exchange Commission, which are available at https://www.sec.gov/. Except as otherwise required by law, SAB disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date they were made, whether as a result of new information, future events, or circumstances or otherwise.

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CONTACTS

Media Relations:
SAbPR@westwicke.com

Investor Relations:
matt@milestone-advisorsllc.com